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                                                                   EXHIBIT 10.11

                            STEEL CITY PRODUCTS, INC.
                                 AMENDMENT NO. 2
                                       TO
                     TERRANCE W. ALLAN EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 TO TERRANCE W. ALLAN EMPLOYMENT AGREEMENT (this "Agreement") is made as of the 24th day of May 2004 by and between TERRANCE W. ALLAN (hereinafter referred to as "Mr. Allan") and STEEL CITY PRODUCTS, INC., a Delaware corporation (hereinafter referred to as the "Company.")

1. BACKGROUND. Mr. Allan and the Company entered into an employment agreement dated as of May 1, 2000 (the "Employment Agreement.") The Employment Agreement was amended in certain respects by Amendment No. 1 in October 2002. The parties now wish to further amend the Employment Agreement as more particularly set forth below.

2. CONSIDERATION. The parties are entering into this Agreement for and in consideration of the foregoing recitals, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

3. EXHIBIT A. The Section of Exhibit A of the Employment Agreement entitled "Annualized Base Salary" is hereby amended in its entirety to read as follows:

      ANNUALIZED
      BASE SALARY: $133,000 effective on the date hereof;
                   $140,000 effective September 1, 2001;
                   $145,000 effective September 1, 2002 through September 30,
                   2004
                   $150,000 effective October 1, 2004 and thereafter

4. NO OTHER CHANGES. In all other respects, the Employment Agreement shall remain as originally written, as the same was amended by Amendment No.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STEEL CITY PRODUCTS, INC.

By /s/ Maarten D. Hemsley                            /s/ Terrance W. Allan
   -----------------------                      --------------------------------
   Maarten D. Hemsley                                          TERRANCE W. ALLAN
   Chief Financial Officer

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